UNITED SATATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2004
Date of Report (Date of earliest event reported)

BIOPHAN TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

0-26057
(Commission File Number)

82-0507874
(IRS Employer Identification No.)

150 Lucius Gordon Drive, Suite 215
West Henrietta, New York 14586
(Address of principal executive offices)

(585) 214-2441
(Registrant’s telephone number, including area code)

ITEM 9.    Regulation FD Disclosure.

  On June 29, 2004, the Company's CEO, Michael L. Weiner, presented at the Strategic Research Institute's Medical Device Investor and Corporate Development Conference. See attached Exhibit 99.1 for a description of his presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIOPHAN TECHNOLOGIES, INC.

Date: July 1, 2004	By:	/s/ ROBERT J. WOOD
CFO, Treasurer
(Principal Financial Officer)

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